EXHIBIT 10.16

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

PURCHASE CONTRACT (YZN/ACL -A14)

THIS CONTRACT, made this 14th day of April, 2005, by and between YOZAN INCORPORATED, a corporation duly organized and existing under the laws of Japan, and having its principal place of business at Sunshine-city World Importmart Bldg. 8F, 3-1-3, Higashi-Ikebukuro, Toshima-ku, Tokyo, Japan (hereinafter called "YZN") and AIRSPAN COMMUNICATIONS LIMITED, a corporation duly organized and existing under the laws of England, U.K., and having its principal place of business at Cambridge House, Oxford Road, Uxbridge, Middlesex, UB8 1UN, U. K. (hereinafter called "ACL"),

WITNESSETH :

WHEREAS, YZN is a common carrier of wireless communications services operating its paging and PHS networks in Metropolitan Tokyo area and is planning to carry out a new wireless broadband access services in Metropolitan Tokyo area (hereinafter called, "Project") with WiMAX technology on the radio frequency of 4.9-5.0GHz, which the regulating authorities will allow YZN to use; and
WHEREAS, YZN has decided to start Project in December, 2005, by deploying 600-1,200 WiMAX wireless base stations in and around Yamanote-line railway in Tokyo through the cooperation with ACL; and
WHEREAS, YZN has decided to use ACL's WiMAX products as key systems for Project; and
WHEREAS, ACL is one of the leading wireless telecommunications equipment manufacturers and is developing and manufacturing WiMAX products; and
WHEREAS, ACL has decided to provide YZN with its key WiMAX products to be used in Project according to the requirements agreed upon with YZN;

NOW, THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto hereby agree as follows :

ARTICLE 1. DEFINITIONS

For the purpose of This Contract, the following terms shall have the following meanings :

1. "WiMAX" means a wireless technology for IP-centric service which is made based upon the IEEE standard of 802.16 and certified or equivalent to being certified by WiMAX Forum as "WiMAX".
2. "Contract Price" or "Contract Prices" mean the amount of money which is calculated by multiplying the respective unit prices provided in Article 3. by the corresponding quantities provided in Article 4..
3. "ST" or "STs" collectively mean EasyST and ProST, which is defined in the next Article 2. hereunder.
4. "Base Station" or "B/S" means the completely assembled base station which functions as a radio station of WiMAX network node connecting with the optical fiber loop and STs in YZN network and to be installed outdoor mainly on power poles or roof of buildings at the center of each cell for WiMAX service.
5. "B/S-Products Set" means a set of Products supplied by ACL to YZN under This Contract to form a major part of B/S.
6. "This Contract" means this PURCHASE CONTRACT including its Appendixes provided in this PURCHASE CONTRACT.
7. "Delivery" means delivery of Products CIP Narita Airport as defined in INCOTERMS2000 and in accordance with Article 5..
8. "IPR" and "IPRs" mean all intellectual property rights including, without limitation, patents, copy rights, registered designs, design rights, trade marks, mask works, topography rights, know-how and all other similarly protected rights.
9. "Lot" and "Lots" mean certain quantities of the collective products of ACL specified in Article 7. collected for one time Acceptance of such products
10. "Phase" and "Phases" mean collections of Lots bundled and specified under the Article 7. to recognize the stage of progress of the purchase under This Contract.
11. "ACL-Tok"" means Airspan Japan Corp., a wholly-owned subsidiary of Airspan Networks Inc. of the city of Boca Raton, Florida, U.S.A., located at IMC Shinbashi Bldg., 5-5-1, Shinbashi, Minato-ku, Tokyo, Japan.

ARTICLE 2. PURCHASE AND SUPPLY OF PRODUCTS

YZN shall purchase from ACL and ACL shall supply to YZN the products set forth below in this Article 2.(hereinafter collectively called "Products") in accordance with the provisions of This Contract :

1. "EasyST", which is a subscriber terminal radio unit of WiMAX designed for indoor use with an integrated undetachable antenna of chimney-shape, the detailed specifications of which are

described in Appendix-1.

2. "EasyST Base Unit", which is a base unit of EasyST, where antenna, cable and power-supply is deleted, the detailed specifications of which are described in Appendix-1.
3. "WiFi-AP For EasyST", which is a WiFi access point base for indoor use, integrated to EasyST, the detailed specifications of which are described in Appendix-1.
4. "ProST", which is a subscriber terminal radio unit of WiMAX designed for outdoor use with an internal antenna, the detailed specifications of which are described in Appendix-1.
5. "WiFi-AP For ProST", which is a WiFi access point base for fixed outdoor use, integrated and installed into ProST, the detailed specifications of which are described in Appendix-1.
6. "MicroMAX-SDR", which is a base station radio unit board of WiMAX to be installed and assembled by ACL into and with ACL's Enclosure/Aux. or by YZN into a YZN's enclosure with YZN's auxiliary components, the detailed specifications of which are described in Appendix-1.
7. "Radio-Transceiver", which is an OBSAI based radio transceiver integrated to MicroMAX-SDR, the detailed specifications of which are described in Appendix-1.
8. "Enclosure/Aux.", which is a shell to contain MicroMAX-SDR and its auxiliary components (Ethernet Switch, Power Supply, ONU, Lighting Protection, Fiber Backhaul, Connectors, Enclosure and Mounting Bracket.) assembled with MicroMAX-SDR including its assembling work, the detailed specifications of which are described in Appendix-1.
9. "Netspan-NMS", which is a software package of the network management tool for WiMAX network of MicroMAX-SDR and ProST/EasyST, the detailed specifications of which are described in Appendix-1.
10. "CSCA S/W", which is a software for Carrier Sense and Collision Avoidance loaded on B/S Products Set, the detailed specifications of which are described in Appendix-1.

ARTICLE 3. UNIT PRICES

The unit prices of the respective Products purchased by YZN from ACL are set forth herebelow in this Article (hereinafter collectively called "Unit Price(s)"), which are established in U.S.Dollars on the basis of CIP Narita Airport INCOTERMS2000 and are only applicable to the purchase quantity of the respective item mentioned in the next Article 4. hereunder. A discount of the below Unit Prices will be offered by ACL separately from This Contract for an additional purchase beyond the quantities mentioned in Article 4. hereunder.

1. MicroMAX-SDR (one board) U.S.$[*]
2. Radio-Transceiver (one piece) U.S.$[*].-

   (A Single B/S-Products Set consists of 1 of MicroMAX-SDR and 2 of Radio-Transceiver, while a Double B/S-Products Set consists of 2 of MicroMAX-SDR and 4 of Radio-Transceiver.)
3. Enclosure/Aux. for a Single B/S Products Set (To be agreed separately)

4. Enclosure/Aux. for a Double B/S Products Set (To be agreed separately)
   (In case assembling be done in Japan, it shall be contracted separately between YZN and ACL-Tok.)
5. Netspan-NMS U.S.$[*].- / [*] STs (unchanged up to [*] STs)
6. EasyST U.S.$[*].-
7. EasyST Base Unit U.S.$[*].-
8. WiFi-AP For EasyST U.S.$[*].-
9. ProST US$[*].-
10. WiFi-AP For ProST US$[*].-
11. CSCA S/W (To be agreed separately)

ARTICLE 4. PURCHASE QUANTITIES AND CONTRACT PRICES

The quantities and Contract Prices on CIP Narita Airport basis of Products to be purchased by YZN from ACL are set forth herebelow in this Article, among which the Purchase Quantities of the below items 1.,2.,5.,6.,8. and 11. are fixed and ones of the below items 3.,4.,7.,9. and 10. are not fixed by This Contract and decided by YZN not later than June end, 2005 at YZN's option :

(Name of Products)	(Purchase Quantities)	(Contract Price)
1. MicroMAX-SDR	[*] Units	US$[*].-
2. Radio-Transceiver	[*] Units	US$[*].-
3. Enclosure/Aux. for Single B/S Products Set		(To be decided later)
4. Enclosure/Aux. for Double B/S Products Set		(To be decided later)
5. Netspan-NMS	1 Set for 10,000STs	US$[*].-
6. EasyST	[*] Units	US$[*].-
7. WiFi-AP For EasyST	(To be decided later)	
8. EasyST Base Unit	[*] Units	US$[*].-
9. ProST	(To be decided later)	
10. WiFi-AP For ProST	(To be decided later)	
11. CSCA S/W	1 set for 1,200 Units	(To be agreed later)

(Grand Total without YOZAN's optional items : US$9,816,000.-)

ARTICLE 5. DELIVERY CONDITIONS

1. Products shall be delivered to YZN on CIP Narita Airport INCOTERMS2000 basis subject to the provisions in Article 13. after standard export packing, the details of which are mutually agreed separately. The shipping arrangement to U.K. airport, its export customs clearance, and the advice and presentation of shipping documents to YZN shall be made properly by ACL for each respective shipment in accordance with the standard export procedure, the details of which

are mutually agreed separately. If necessary, partial shipment of each Lot will be allowed by YZN after reasonable efforts by ACL to avoid it and the appropriate notice by ACL to YZN.

2. Subject to Clause 3. of this Article 5., title to and risk of each Lot shall be transferred to YZN from ACL upon Delivery CIP Narita Airport INCOTERMS2000.
3. The software will at all times remain the exclusive property of ACL.

ARTICLE 6. PAYMENT TERMS

The payment of Contract Price shall be made as follows :

1. As the first down payment, US$200,000.- has been paid by YZN to ACL.
2. As the second down payment, US$1,272,400.- (15% of the total Contract Price less US$200,000.-) shall be paid by YZN to ACL, by T.T.Remittance within two weeks after the date of This Contract. In case the total Contract Price be increased through YZN's additional purchase at its option as described in the above Article 4., the Down Payment of such additional purchase shall be made by YZN to ACL within 2 weeks of YZN's decision of the corresponding optional purchase.
3. As the payment upon each Delivery, 35% of the respective Contract Price of each shipment shall be paid by YZN to ACL, by T.T.Remittance within one week after the respective Delivery.
4. 50% of the respective Contract Price shall be paid by YZN to ACL, by T.T.Remittance within two months after the corresponding Delivery.
5. The payment currency shall be U.S.Dollars.
6. If YZN does not make any payment by the due date (other than for disputed invoice),ACL may give written notice of non-payment to YZN, and if the overdue payment is not received within 10days of such notice, ACL will be entitled to : (1)charge interest on outstanding amount at the rate of LIBOR plus 3% calculated daily from the due date; and (2)cease providing the service and/or cease performing its obligations under This Contract.

ARTICLE 7. TIME SCHEDULE OF DELIVERY

Delivery of Products on CIP Narita Airport basis shall be as follows :

(1) Phase-1 (Target is one month ahead.)

Lot-1 : [*] sets of B/S-Products Set	by 31st October, 2005
Lot-2 : [*]sets of STs	by 15th November, 2005
Lot-3 : [*]sets of B/S-Products Set	by 30th November, 2005
Lot-4 : [*] sets of STs	by 15th December, 2005
Lot-5 : [*] sets of B/S-Products Set	by 31st December, 2005
Lot-6 : Netspan-NMS	with Lot-1

(2) Phase-2

Lot-7 : [*] sets of B/S-Products Set and [*] STs by 31st January, 2006
Lot-8 : [*] sets of B/S-Products Sets and [*] STs by 28th February, 2006
Lot-9 : [*] sets of B/S-Products Sets and [*] STs by 31st March, 2006
Lot-10: [*] STs by 30th April, 2006

ARTICLE 8. DUTIES AND TAXES

YZN shall be responsible only for any taxes, duties, surcharges or other similar assessment imposed on Products or the transaction of YZN in relation to Products by any taxing authorities in Japan after Delivery.

ARTICLE 9. TEST AND INSPECTION OF PRODUCTS

1. ACL shall perform the factory test and inspection of all units in each above Lot of Products at ACL's factory before the respective shipment (hereinafter called "Factory Test"), and may ship only the Lot which has passed Factory Test. The report of Factory Test with the table of each MAC address and serial number for each unit shall be submitted by ACL to YZN upon Delivery of the respective Lot.
2. ACL shall receive, if requested by YZN, YZN engineers to visit ACL factory and witness the aforesaid Factory Test. During or after such Factory Test, ACL, according to the request by such YZN engineer, shall perform some items of Factory Test and show such Factory Test itself and its result to such YZN engineer visiting ACL factory, unless it badly affects ACL's manufacturing cost, shipping schedule of Products or the quality of Products.
3. YZN shall perform the inspection of quantity and the outlook of all packages (hereinafter called "Outlook Inspection") and the final test and inspection of random samples for each Lot of Products in Japan (hereinafter called "Acceptance Test of Samples") within one month after the Delivery of each Lot. In case any failure is found in a sample unit or units of such Acceptance Test of Samples, YZN will, with an immediate written notice of failure (hereinafter called "Notice of Failure") to ACL, perform the additional test and inspection of the new samples of the corresponding Lot or the test and inspection of all units in the corresponding Lot (hereinafter called "Acceptance Test of All Units") at the cost of ACL, and ACL shall correct or replace all the defective units immediately till this Lot passes Acceptance Test of Samples or All Units. YZN may use or resell a unit or units which have passed such Acceptance Test of All Units, even before Acceptance of such Lot. In this event, YZN shall issue the written notice of partial acceptance for the units which have passed such Acceptance of All Unit and used or resold by YZN (hereinafter called "Partial Acceptance").
4. The items, procedure and criteria of the test and inspection of Products provided in this Article are as per Appendix-2.

5. In case the respective Products be assembled in Japan, the period of one month shall be added on to the above time-line for the assembling work period.

ARTICLE 10. ACCEPTANCE OF PRODUCTS

Acceptance of Products by YZN shall be done for each Lot which may have passed the respective Acceptance Test of Samples or of All Units, and YZN shall send a written notice of acceptance (hereinafter called "Notice of Acceptance") to ACL upon the Acceptance of the respective Lot. If and when no Notice of Acceptance nor Notice of Failure is issued within one month of Delivery in case local assembling work is not necessary, or within two months of Delivery in case it is necessary, the respective Lot of Products shall be deemed to be accepted by YZN.

ARTICLE 11. PERFORMANCE BOND

The Bank Guarantee for 10% of the total Contract Price issued by a prime bank in U.K., which shall be effective till 6 months after the acceptance of all the Products, shall be deposited by ACL at YZN. This Bank Guarantee will be raised in two Guarantees: (1) The first one covers 10% of Contract Price of Lot-1 to Lot-7 to be raised by the end of September 2005; (2)The second one covers 10% of Contract Price of Lot-8 to Lot-10 to be raised by the end of December, 2005. The respective Bank Guarantee shall be effective six months after acceptance of all the Lots covered by the corresponding Bank Guarantee being made by YZN. YZN shall return these Bank Guarantee to ACL immediately after its expiry.

ARTICLE 12. TECHNICAL SUPPORT AND HANDLING OF PRODUCTS

1. Besides Warranty and Remedy, ACL shall render YZN its technical support for Product, upon YZN's request, including but not limited to dispatching ACL's qualified engineers with the reasonable charge separately agreed by the two parties.
2. Notwithstanding the foregoing Clause 1., ACL shall dispatch one (1) engineer of ACL who is a technical expert at project manager level to support YZN's Pre-WiMAX trial in June using AS3030, which is purchased by YZN from ACL by a separate contract, and ACL shall dispatch two (2) to four (4) engineers as technical experts to support YZN in its initial deployment of WiMAX network and start-up of Project. The engineers dispatched to support YZN under this Clause 2. shall be dispatched free of charge, provided that the reasonable living and accommodation expenses during such ACL engineers' stay in Japan are borne by YZN.
3. YZN shall undertake that, following the respective Delivery, Products will be stored, maintained, and used properly having regard to the Technical Specifications provided in Appendix-1 and Requirement in Handling of Products provided in Appendix-4
4. In the event WiFi/EasyST integration is dine by YZN and YZN requires ACL to test

interworking of WiFi-Access Point and EasyST, ACL will accept to perform such test at YZN's account on cost(time and material) plus fee basis.

ARTICLE 13. MicroMAX-SDR AND B/S ASSEMBLING

1. MicroMAX-SDR may be assembled into and with Enclosure/Aux. by YZN or by ACL-Tok after its Delivery and will function as a key component of Base Station. ACL shall provide YZN with the detailed specifications of the MicroMAX interface with Enclosure/Aux. and manual and conditions for assembling of MicroMAX-SDR into and with Enclosure/Aux., within one month of This Contract. ACL shall support YZN so that assembling of MicroMAX-SDR into and with Enclosure/Aux. may be done without any problem. Warranty and performance guarantee for MicroMAX-SDR provided in Article 16. of This Contract shall be maintained unchanged as far as the said manual and conditions is satisfied by YZN and its housing method is approved by ACL.
2. ACL shall reasonably support YZN for the installation and operation of Base Station including any issues or problems arising from installation, operation and maintenance of MicroMAX-SDR, according to the mutual agreement separately made.

ARTICLE 14. SOFTWARE LICENSE

1. ACL hereby grants to YZN a non-exclusive and non-transferable license to use Netspan-NMS. The license extends to any correction supplied by ACL for Netspan-NMS free of charge.
2. ACL hereby grants to YZN a non-exclusive license of all the software loaded on Products purchased by YZN from ACL. This license of the software on Products shall be transferable to the YZN's subscribers.

ARTICLE 15. THIRD PARTY PROPRIETARY AND IPR

1. Should Products contain third party proprietary equipment or software then, ACL shall pass onto YZN the benefit of whatever warranty support ACL receives from such third party.
2. ACL will indemnify YZN against liability under any injunction or final court judgment awarded against YZN or any settlement in respect of infringement of third party IPR arising out of YZN's or its subscriber's use of Products.
3. Should such infringement of third party proprietary or IPR or any allegation thereof occur, ACL shall make best efforts not to involve YZN to it, and YZN shall assist, at ACL account, for ACL to settle negotiation and litigation caused by such infringement. In such case, YZN shall promptly notify ACL in writing of any alleged infringement, and ACL shall indemnify, defend and hold halmless YZN from any claims, losses, costs, damages, fees or expenses in connection with any and all actions, suits, claims or demands that may be brought or instituted against any

YZN's indemnitee by any third party, up to the limit established in Clause 4. of Article 19.

4. Should such infringement of third party proprietary or IPR or any allegation thereof occur, ACL will, at its expense, modify, replace Products or part thereof so as to avoid such infringement, or procure for YZN the right to continue using Products.

ARTICLE 16. WARRANTY

ACL, for 14 months from the Delivery of each respective Lot, warrants Products, as an independent equipment and/or as a system of Products, free from any defects and in strict conformity with the specifications provided in Appendix-1 with the performances guaranteed under Appendix-3 and suitable for the YZN's intended use, which is described in This Contract. YZN shall undertake that, following Delivery, Products will be stored, maintained, and used properly as provided in Clause3. of Article12.. The said period of warranty shall be counted for each Lot from the respective Delivery.

The warrantee period for repaired or replaced Products is ninety (90) days from its date of Delivery or until the end of its original warrantee period, whichever longer.

ARTICLE 17. REMEDY

1. ACL shall undertake to replace or repair or redesign, at ACL's option, any of Products or part thereof which has failed the warranty conditions provided in Article 16., except where the cause of such failure is YZN's non-compliance with Article 12..
2. In any event that frequent or serious failure in warranty occurs, then ACL shall take all necessary measure to solve such situation including but not limited to changing design, material and/or workmanship.
3. YZN shall advise ACL of a defect or failure in warranty within 30 days of YZN becoming aware of it and, except where ACL agrees to replace or repair Products at the place designated by YZN, YZN promptly returns to ACL-Tok such Products of defect or in failure by carriage paid with a written note identifying such defect or failure, according to ACL's Return Material Authorization (RMA) Procedure. ACL will repair or replace such defective item at no additional charge to YZN and return the repaired or replacement item to YZN.

ARTICLE 18. GUARANTEE FOR SUPPLY AND SUPPORT

1. ACL guarantees, for the period of 5 years from the date of This Contract to supply Products, and for the period of 8 years from the date of This Contract to provide technical support and repair and maintenance necessary for Products so that YZN may undertake its Project, with the equivalent or more favorable prices and terms and conditions for YZN to This Contract. The detailed terms and conditions of the said supply of Products and technical support by ACL shall

be as agreed by a separate agreement of the two parties hereto after Delivery of Products.

2. If ACL foresees any difficulty, beyond its reasonable control, in maintaining to supply of Products or to render technical support or repair and maintenance, then, by giving 12 months pre-notice to YZN, ACL may recommend an alternative solution for such difficulty and YZN will consider such alternative solution.
3. ACL reserves the right to substitute Products or part thereof with its product equipment or software which will operate in compliance with or in excess of the technical specifications provided in Appendix-1 and comply with the other provisions in This Contract and be incorporated with Products under operation in Project without any problem. Notwithstanding with this clause, YZN may reject such substitution of Products or part thereof, in case such substitution will cause any additional cost for YZN.

ARTICLE 19. ACCIDENT AND DAMAGE

1. ACL shall indemnify YZN and shall maintain appropriate insurance cover against damage (other than Products) and death or injury to the persons to the extent caused solely by the negligence of ACL, any defects in Products that may contribute death, injury or accident or by its personnel provided that ACL is immediately notified of any claim and is given full power to negotiate and settle all claims in reasonable manner of Japan, and that ACL liability for damage to property shall be limited to U.S.$1,000,000 per event or series of connected event and U.S.$2,000,000 in aggregate under This Contract.
2. ACL's liability hereunder shall extend to all damages directly caused by the breach of any of This Contract by ACL.
3. ACL shall not be liable for consequential damages, such as loss of profit and loss of use.
4. Save for claim ensuing from damage or injury to persons or damage to property as detailed in the above Clause1., ACL's total liability in respect of all claims arising from this contract in the aggregate shall not exceed the total Contract Price.

ARTICLE 20. LIQUIDATED DAMAGE

In the event that ACL fails to meet the time schedule of Delivery of Products, ACL will be liable to pay to YZN agreed liquidated damages for each week of delay of 1% for the Contract Price of the delayed Lot up to a maximum of 10% of the Contract Price of that Lot. Partial Acceptance shall be excluded for the purpose of this Article. Payment of liquidated damages shall be in full and final satisfaction of ACL's liability for delay.

ARTICLE 21. FORCE MAJEUR

Neither party will be liable for delay in performing or failure to perform obligations (other than the

obligation to make due payments), if the delay or failure result from circumstances beyond the reasonable control of the other party including but not limited to an Act of God, refusal or revocation of any license or other governmental act, fire, explosion, accident, third party industrial disputes, war, armed conflict, or civil commotion. In the event that such circumstances continue for ninety days or longer either party may terminate the Contract or relevant part of it without further liability to the other.

ARTICLE 22. TERMINATION

1. In the event that ether party commits a material breach of This Contract the non-defaulting party shall give the defaulting party written notice of alleged breach and a reasonable period of time within which to remedy the alleged breach. In the event that the defaulting party fails to remedy the alleged breach within such period the non-defaulting party may upon giving 14 days written notice to the defaulting party (without affecting any other claim or remedy) immediately terminate This Contract or any part of it.
2. If either party commits an act of bankruptcy or goes or is put into liquidation (other than solely for amalgamation or reconstruction) or if a receiver is appointed over any part of the party's business or if the party suffers the seizure of any property for non-payment of debt, then the other party may regard any such circumstances as ground for immediately terminating This Contract without notice may terminate This Contract through the same procedure as provided in the above clause.
3. Termination will not discharge either party from the obligations under This Contract already becomes due by the termination.

ARTICLE 23. CONFIDENTIALITY

1. All documentation and information supplied by either party to the other in whatever form shall be treated as confidential and shall not be disclosed or used otherwise than for the purpose of performing their obligations under This Contract save that either party may disclose such information to its employees who need to know the same for the purpose of carrying out their duties in respect of This Contract.
2. Neither party shall be required to keep confidential documentation or information which (i) is in or comes into the public domain otherwise than through a breach of This Contract, or (ii) has been lawfully received from a third party without restriction as to its use or disclosure , or (iii) was already in the receiving party's possession free of any restriction prior to receipt, or (iv) was independently developed by the receiving party.
3. The provisions of this Article shall survive expiry or termination of This Contract for a period of three years.

ARTICLE 24. NOTICE

Any notice or writings required to be given under this Contract, unless expressly provided otherwise, shall be addressed by international air mail, postage prepaid, or facsimile to the addresses given below, and except as otherwise provided be deemed effective 3 days of the time mailed or transmitted :

YZN : YOZAN INC.

Sunshine-city World Importmart Bldg.
3-1-3, Higashi-Ikebukuro, Toshima-ku, Tokyo
170-8630 Japan
Phone 81-3-4386-2111
Facsimile 81-3-4386-2124

ACL : Airspan Communications Ltd.

Cambridge House, Oxford Road, Uxbridge, Middlesex
UB8 1UN, U.K.
Phone 44-1895-467-153
Facsimile 44-1895-467-302
and
Airspan-Japan Corp. (ACL-Tok)
IMC Shinbashi Bldg. 4F
5-5-1, Shinbashi, Minato-ku, Tokyo
105-0004 Japan
Phone 81-3-5733-5449
Facsimile 81-3-3432-5499

ARTICLE 25. CONSTRUCTION AND ARBITRATION

1. This Contract shall be governed by, construed and legal relations between the parties hereto determined in accordance with the laws of Japan.
2. ACL shall timely obtain the certificate of Telecommunication Engineering Center (TELEC) at its expense for Products to be Delivered to YZN after complete assembling or packaging in a enclosure for immediate service.
3. All dispute, controversies or differences which may arise between the parties, out of or in relation to or in connection with This Contract, or for the breach thereof, shall be finally settled by arbitration in Japan in accordance with the Commercial Arbitration Rules of the Japan

Commercial Arbitration Association. The award rendered by the arbitration shall be final and binding upon the both parties.

4. All trade terms provided in This Contract shall be interpreted in accordance with the latest Incoterms of the International Chamber of Commerce.

ARTICLE 26. ASSIGNMENT

No party to this Contract shall have the power or ability to assign any part of its interests in This Contract without the written consent thereto of the other party.

ARTICLE 27. MISCELLANIOUS

1. This Contract constitutes the entire and only agreement between the parties relating to the subject matter, and supersedes and cancels all previous agreements, negotiations, commitments and representatives in respect thereto, and may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing of subsequent date signed by duly authorized officer or representative of each of the parties hereto.
2. This Contract shall be binding upon YZN and ACL and upon their respective successors, assigns and legal representatives.
3. In the event that any term of This Contract is unlawful or unenforceable, such provision shall be of no force nor effect and This Contract shall otherwise continue in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Contract to be executed, in duplicate, each duplicate of which shall be considered as original, by its duly authorized officers or representatives.

YOZAN INC.

(SIGNED)

____

By Sunao Takatori, President and CEO

Airspan Communications Ltd.

(SIGNED)

____

By Eric Stonestrom, CEO

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

[AIRSPAN LOGO]

System Specification: AS.MAX 4.9GHz TDD

This specification details performance parameters and features supported by the specific product release as stated. It covers MicroMAX-SOR, EasyST, ProST & ProST-WiFi for operation in the 4.9GHz TDD Band for deployment by Yozan, Japan.

Title	Name	Signature	Date
Authors	Paul Trubridge Boaz Rein		
Approved VP of Prod Mgt & Marketing	Paul Senior		
Approved VP of Israel Engineering	Uzi Shalev		
Approved VP of UK Engineering	Jeremy Rowe		

This is the unpublished work, the copyright of which vests in Airspan Communications Corporation. All Rights Reserved©. The information contained herein is the property of Airspan Communication Corporation and is supplied without liability for errors or omissions. No part may be reproduced or used except by contract or other permission. The copyright and the foregoing restriction on reproduction and use extend to all media in which the information may be embodied.

Document Reference Number	Revision	Date
005-8892-018	C3	9th March 2006

Revision History

Revision	Originator	Date	Description
Draft 0.1	P Trubridge	1/4/05	First Draft
Draft 0.2	P. Trubridge	11/4/05	Second Draft
Draft 0.3	B. Rein	11/4/05	Add CPE Details
Draft 0.4	P. Trubridge	11/4/05	Minor Updates
Draft 0.5	P. Trubridge	12/4/05	Updates following Engineering Reviews
Draft 0.6	P. Trubridge	13/4/05	Further updates from engineering review
Draft 0.7	P. Trubridge	13/4/05	Further updates from engineering review
Draft 0.8	P. Trubridge	14/4/05	Minor Typo correction
Draft 1.0	P. Trubridge	5/5/05	Added general detail
Draft 1.2	P. Trubridge	24/7/05	
Draft 1.3	P. Trubridge	28/705	
Draft 1.4	P. Trubridge	29/7/05	
A	P. Trubridge	3/8/05	Formal Issue
B	A. Hobbs	8/8/05	Updated following meeting with Yozan
C	A. Hobbs	9/8/05	WiFi Antenna Specification added
C1	Paul Trubridge	5/10/05	Updated 80M Appendix Added GPS Antenna Details
C2	Paul Trubridge	5/10/05	GPS Antenna Connector Corrections
C3	Paul Trubridge	9/3/06	Update EasyST Antenna Gain Updated GPS antenna details

Contents

1 Scope of Specification

This specification details functionality and performance associated with the following AS.MAX system release and system elements:

AS.MAX System where related to the following system elements:

4.9GHz MicroMAX-SDR *consisting of:*

Single WiMAX SDR in MicroMAX-SDR outdoor enclosure
Single Channel Radio Transceiver (SCRT)
Fiber Interconnect kits for SDR and SCRT
Power Interconnect kits for SCRT
GPS Build Option

4.9GHz EasyST

Note: EasyST WiFi adapter details will be added to this specification when available.

4.9GHz ProST with integrated Outdoor WiFi *consisting of:*

ProST SPR with integrated WiFi
Outdoor ProST PSU

4.9GHz ProST with indoor SDA

Netspan NMS System (referring to separate specification 005-8892-024)

2 Overview

2.1 System Architecture

AS.MAX is a WiMAX compliant[1] broadband Wireless Access system consisting of a range of base station and CPE solutions. The AS.MAX system utilises the air interface and it's associated QoS features in accordance with IEEE802.16-2004 standard.

The AS.MAX system is functionally divided between as below

Typical ASMAX System Partitioning:

Customer Premises Equipment (CPE)
Base stations
Network Operations Centre (NOC) and planning site

The Base Station Site and the Subscriber Premises site each contain ASMAX hardware whilst the NOC uses software and associated hardware platforms to plan, configure and manage the ASMAX system.

This specification details the following AS.MAX System Elements:

4.9GHz MicroMAX-SDR
4.9GHz EasyST
4.9GHz ProST
4.9GHz ProST-WiFi
AS8200 Netspan NMS System

[*]

[1] Subject to WiMAX compliance testing & certification programme.

2.2 MicroMAX-SDR

[*]

2.3 CPE

Three types of CPE are available for operation with the MicroMAX-SDR as follows:

2.3.1 EasyST

EasyST is a revolutionary, self-installable, indoor WiMAX customer premises equipment (CPE). The EasyST, which uses Intel Corporation's Pro/Wireless 5116 broadband interface, connects IP-enabled devices directly to WiMAX networks and can be installed indoors by end users within minutes without the need for costly truck-roll installations by an operator. EasyST is designed for the residential and small enterprise markets, providing high-speed broadband Internet access and a Fast Ethernet connection to the subscriber's local area network (LAN).
EasyST is deployed as standard with a clip on antenna element consisting of four switched 90deg antennas,
The figure below displays a typical EasyST installation:

[*]

EasyST block diagram is shown below:

[*]

2.3.2 ProST

ProST is an outdoor WiMAX customer premises equipment (CPE). The ProST, which uses Intel Corporation's Pro/Wireless 5116 broadband interface, connects IP-enabled devices directly to WiMAX networks. Designed for the residential and small enterprise markets, the device supports high-speed broadband Internet through a Fast Ethernet connection. The ProST ensures high service availability at enhanced ranges, operating in both LOS and NLOS propagation environments.

ProST can be deployed with a built-in, integral antenna or alternatively, with an external antenna to provide better radio coverage (external antenna version is not covered by the scope of this specification). ProST has two separate variants - a variant with an integrated antennas and another variant that allows the connectivity of an external antenna (external antenna version is not covered by the scope of this specification). Requiring professional installation, the ProST is installed outdoors on a pole or wall, enabling optimal positioning for best reception with the BS.

ProST interfaces with the subscriber's LAN through the SDA~ 1 type II (referred henceforth as SDA-1) adapter. ProST connects to the SDA-1's 100BaseT interface port by a standard 100-meter CAT-5 cable. The SDA-1 also provides the ProST with 4 VDC power supply.

The figure below displays a typical installation of ProST (with an integrated antenna):

[*]

ProST block diagram is shown below:

[*]

2.4 AS8200 Netspan

The WiMAX compliance[2] platform supports three management options:

- Local web based client management for basic management of STs
- Management via third party SNMP management tool
- Uses standard Wi MAX MIB

Airspan's Netspan network management server

- Based on .net platform
- Distributed server architecture support
- Full system configuration, operation and maintenance via standard web client
- SNMP API support
- Uses standard Wi MAX MIB for all configuration and O&M activities

[2] Subject to WiMAX compliance testing & certification programme.

3 Interfaces

This section defines all external equipment interfaces for network, subscriber and Network Management connections.

The following system elements support user/network interfaces as indicated:

- EasyST: Ethernet
- ProST: Ethernet
- ProST-WiFi: WiFi
- Base Station: Ethernet for IP Traffic & Network Management

3.1 EasyST Interfaces

A block diagram of all EasyST interfaces is below:

[*]

The position of each electrical interface on the EasyST Base is illustrated below

[*]

3.1.1 User Ethernet Interface

Physical:	RJ45 Socket
Standard:	IEEE 802.3 10bT/100bT auto switching

3.1.2 AC Mains Power Input

Power supply unit includes an integral mains plug.

Physical:	2 pin Japanese/North American Style Mains Plug
Maximum Current Rating:	5 amp

3.1.3 DC Power Connection

Physical:	DC Power Jack
Electrical	6VDC Power (supplied by EasyST PSU)

3.1.4 RF Antenna Connection

Physical:	MCX
Characteristic Impedance:	50ohm

3.1.5 Antenna Control Connection

Physical:	6 pin Header
Detail:	Integrated Antenna Controller for attaching clip-on antenna (determines active antenna — 1 out of 4)

3.1.6 SIM Card Connection

Physical:	SIM
Detail:	Future support.

3.1.7 Stackable Base Expansion Connection

Physical:	30 pin IDC Socket
Detail:	Future stackable base options support.

3.2 ProST Interfaces

[*]

3.3 ProST-WiFi Interfaces

[*]

3.4 Base Station Interfaces

[*]

3.4.1 [*]

[*]

3.4.2 SCRT RF Port

Each SCRT has a single RF Port with the following characteristics:

Connection Type:	N-Type Female
Characteristic Impedance:	[*] ohms
Minimum In-band Return Loss:	[*]dB

3.4.3 SDR Power Input

Physical:	1m flying mains lead provided for connection to external junction box.
	3 conductors as follows:
	RED: Earth (Ground)
	WHITE: Neutral (Cold)
	BLACK: Live (Hot)
Maximum Current Rating:	[*] amp

3.4.4 SDR Fiber Interface ([*] per SDR)

Physical:	Weatherproof Fiber Optic Proprietary Connection
Detail:	Fiber interface is dependant upon SFP fitted (factory fit). Standard SFPs support 768MB/s fiber connections.
Compability:	Compatible with connector supplied as part of Airspan MicroMAX-SDR Installation Kit

3.4.5 SCRT Fiber Interface ([*] per SCRT)

[*]

3.4.6 SDR Power Output (2 per SDR)

Physical:	Weatherproof Proprietary Connection
Compatability:	Compatible with connector supplied as part of Airspan MicroMAX-SDR Installation Kit

3.4.7 SCRT Power Input (1 per SCRT)

Physical:	Weatherproof Proprietary Connection
Compability:	Compatible with connector supplied as part of Airspan MicroMAX-SDR Installation Kit

3.4.8 SDR GPS Antenna Connection

GPS synchronisation is a factory build option for the SDR. Standard SDRs do not include the GPS option.

[*]

3.4.8.1 SDRs with GPS Option

When fitted, the GPS receiver is connected to a suitable antenna via the following connection type:

Connection Type:	TNC Female
Characteristic Impedance:	[*] ohms

The antenna is detailed in Appendix F.

Two output connections are also provided for synchronising other standard SDRs from the same GPS receiver.

Synchronisation Output Signal	Connector Type	Maximum Cable Length
[*] MHz Out	TNC Female	[*]m
[*] pps Out	TNC Female	[*]m

3.4.8.2 SDRs without GPS Option

Two input connections are provided for synchronising form a SDR fitted with a GPS Receiver.

Synchronisation Input Signal	Connector Type	Maximum Cable Length
[*] MHz In	TNC Female	[*]m
[*] pps In	TNC Female	[*]m

4 Air Interface

4.1 Standards Compliance

The system is compliant to IEEE 802.16-2004 utilising 256 FFT OFDM.

[*]

4.2 Frequency of Operation

[*]GHz with centre frequencies programmable across the band in 0.25MHz steps.

4.3 Carrier Sensing

Carrier sensing is performed at the BS during every frame.

The Carrier sense threshold which can be used to prevent transmission is configurable. One configurable option is as per the following formula:

Automatic cessation of radio wave when exceeding [*]

4.4 Duplex Method

[*]

4.5 Multiple Access Scheme

[*]

4.6 Channel Bandwidths

[*]

4.7 Modulation & FEC

4.8 Frame Duration

[*]

4.9 Cyclic Prefix

[*]

4.10 Scheduling

See section 7.4.

4.11 Sub-Channelisation

[*]

5 Equipment Capacity

5.1 System Capacity Limits

Maximum Subscriber Terminals per RF Channel: [*]

5.2 RF Channel Throughput

RF Channel capacity is as per the IEEE802.16-2004 specification.

5.3 Base Station Capacity Limits

Maximum RF Channels per MicroMAX-SDR: [*]

5.4 Network Management Capacity Limits

A maximum of [*] Subscriber Terminals per Netspan server. The system supports a distributed NMS architecture which allows this number to be increased by adding server machines.

6 Radio Performance & Features

6.1 Standards Compliance

6.1.1 International Standards Compliance

The system is compliant to the following international RF standards:

1. IEEE 802.16-2004 utilising 256 FFT OFDM.
2. ETSI TS 102 177 v1.1.1 (2003-11); Broadband Radio Access Networks (BRAN); HIPERMAN; Physical (PHY) Layer.
3. ETSI EN 301 021 v1.6.1 (2003-07); Fixed Radio Systems; Point-to-multipoint equipment; Time Division Multiple Access (TDMA); Point-to-multipoint digital radio systems in frequency bands in the range 3GHz to 11GHz.
4. CEPT/ERC/RECOMMENDATION 74-01E; Spurious Emissions

6.1.2 Japanese Standards Compliance

Channel plans are designed to meet Telec standards with centre frequencies as follows:

[*]MHz Channels: [*]
[*]MHz Channels: [*]

Additional [*]MHz and [*]MHz channels can be supported by the system.

6.2 Link Budget

The following RF Parameters contribute to the overall system link budget (all apply for a fully loaded RF Channel).

6.2.1 Base Station Maximum Transmit Level

The following total maximum mean transmit power per Diversity Channel applies. This is as measured at the transceiver RF port.

Operation Mode	Maximum Tx Power	Modulations Supported	Applicable Spectrum Mask
Maximum Range Mode	[*]	[*]	[*]
Maximum Capacity Mode	[*]	[*]	[*]

6.2.2 CPE Maximum Transmit Level

The following total maximum mean transmit power applies. This is as measured at the transceiver RF port. This level supports all modulation levels and FEC rates.

EasyST: +[*]- Max Power can be set via configuration
ProST: +[*]- Max Power can be set via configuration

6.2.3 Base Station Receive Sensitivity

[*]

6.2.4 CPE Receive Sensitivity

[*]

6.2.5 Receiver Adjacent Channel Rejection

[*]

6.2.6 CPE Antenna

	EasyST	ProST
Configuration:	[*]	[*]
Typical Boresight Gain:	[*]	[*]

6.3 Dynamic Range

Base Station transmit levels is set at a static level during system commissioning. CPE Tx levels adjust according to the instantaneous propogation loss and data throughput requirements under instructions from the MicroMAX-SDR scheduler.

Base Station Transmit Level adjustment:	[*]
ST Transmit Power Control Range:	[*]
ST Receive AGC Range:	[*]
Maximum Downlink Fade Rate:	[*]
Maximum Uplink Fade Rate:	[*]

6.4 Spurious Emissions & Tx Spectrum Masks

In accordance with TEIEC regulations as per Appendix A.

6.5 Frequency Stability

RF Frequency Stability: [*]

6.6 Antenna Diversity

MicroMAX-SDR uses two physically separate antennas to provide diversity on uplink and downlink:

Receive:	[*]
[3]Transmit:	[*]

To optimise diversity performance, it is recommended that antennas are separated on the azimuth plane by between [*] wavelengths. At [*], this equates to a separation of between [*] and [*]mm.

[3] Feature subject to Intel ProWireless 5116 support within CPE.

6.7 GPS Receiver

The GPS receiver is a factory build option which is part of the SDR and used to synchronise Tx & Rx timing between base stations. This is not built into standard SDRs.

[*]pps output: [*]
[*]MHz output: [*]
[*]MHz phase noise:

[*]	< -[*]
[*]	< -[*]
[*]	< -[*]

7 IP Data Features

7.1 Standards Compliance

The system is compliant to the following IP standards:

1. IEEE 802.1 D-2004, IEEE Standard for Local and Metropolitan Area Networks Media Access Control (MAC) Bridges
2. [6]IEEE 802.1Q-2003, IEEE Standard for Local and Metropolitan Are Networks Virtual Bridged Local Area Networks

7.2 Transparent Bridging

The system operates as a transparent layer 2 bridge. It is capable of transporting higher level packet based protocols as follows:

IEEE 802.3/Ethernet
IEEE 802.1Q VLAN
IPv4 over IEEE802.3/Ethernet
IPv4 over 802.1Q VLAN
IPv6 over IEEE802.3/Ethernet

As a Transparent Bridging system, MicroMAX-SDR supports automatic learning of MAC addresses and automatic building of LAN tables

The maximum size of the LAN table of MicroMAX-SDR is **[*]**entries

The maximum size of the LAN table of EasyST and ProST are **[*]** entries

Static entries and aging time of the entries in the LAN tables is configurable

MicroMAX-SDR forwards broadcast packets, multicast packets and packets with an unknown destination address.

7.3 Payload Header Suppression

MicroMAX-SDR supports payload header suppression methods and protocols in accordance with IEEE802.16-2004.

7.4 Service Flow Scheduling & QoS

7.4.1 Service Flows

[*]

7.4.2 Classification Rules

MicroMAX-SDR supports configuration and application of classification rules based on the full range of header fields defined in IEEE802.16-2004 [clause 11.13.19.3.4] for Ethernet. VLAN and IPv4 headers.

Note that the classification rules for source and destination address can contain lists of IP and Ethernet addresses, and the MIB does not allow for this.

7.5 VLAN Tagging

Each MicroMAX-SDR supports up to a maximum of [*] VLAN groups, each of which can be assigned a unique 802.1Q VLAN ID.

Each Subscriber Terminal can belong to [*] VLAN groups, whilst one or more Subscriber Terminals can be allocated to each VLAN group.

The MicroMAX-SDR network port can belong to one or more VLAN groups.

Traffic between different VLAN groups is always kept separate.

7.5.1 Single User VLAN Mode

MicroMAX-SDR provides a mode to prevent ST to ST communications within the same VLAN group.

This mode is configurable per VLAN group.

7.6 Local & Remote Management

7.6.1 MicroMAX-SDR

MicroMAX-SDR hosts a web server for configuration tasks via a local browser.
For remote management and integration with a higher level sub-network management system (eg. AS8200 Netspan), MacroMAX supports SNMP v2.

SNMP parameters are defined in the standard WiMAX MIB Draft 1 plus the private Airspan DEMOMAX MIB Draft 1.

The web interface supports the following items within the MIBs:

Base Station Configuration Items
Base Station Action Items
Certain Traps for internal Airspan engineering use.
The table of Registered SS (CPE)

7.6.2 EasyST and ProST

EasyST and ProST support "Self Provisioning" - as part of this support, they are DHCP clients.

EasyST and ProST host web servers for basic monitoring via a local browser.

EasyST and ProST can be managed locally a remotely via SNMP.

Software is upgradeable locally and remotely via FTP.

8 Physical

8.1 Dimensions (h-w-d)

[*]

8.2 Power

8.2.1 Supply Voltage

8.2.2 Power Consumption

MicroMAX-SDR (1xSDR + 2x SCRT):	[*] Watts maximum (incl future mezzanine option — see section 4)
EasyST:	[*]Watts typical
ProST (incl SDA):	[*] Watts maximum
ProST-WiFi:	[*] Watts maximum

8.3 Weights

Base Station SDR Enclosure:	[*] maximum
Base Station SCRT:	[*] maximum
EasyST (with integrated antenna):	[*]
ProST SPR:	[*]
ProST-WiFi SPR:	[*]

9 Environmental, EMC, Safety

9.1 MicroMAX-SDR (incl. SDR & SCRT)

[*]

9.2 Easy ST & ProST SDA-1

[*]

9.3 ProST Outdoor Unit (SPR)

[*]

9.4 ProST-WiFi (incl PSU)

[*]

10 Network Management System

The system can be managed by the Airspan Netspan Network Management System. This is detailed in a separate specification reference: 005-8892-024.

APPENDIX A TELEC Regulations

Base station for 5 GHz and wireless access system (1)
(Specified radio equipment that the out-band leakage power is 2 μW / MHz or less)
(Item 19-5 of Article 2 of Certification Ordinance)

Items		Technical standards
Class of emissions		----
Assigned frequency or designated frequency		4900 - 5000 MHz 5030 - 5091 MHz (*1) See the Table 1 for details.
Tolerance of frequency ($\times 10^{-6}$)		20
Tolerance of occupied bandwidth		20 MHz system: 19.7 MHz 10 MHz system: 9.0 MHz 5 MHz system: 4.5 MHz
Spreading rate (for spread spectrum)		5 or more
Tolerance of spurious emission intensity (EIRP)		See the Table 2.
Antenna power	Designated value	250 mW or less, and 50 mW/MHz or less
	Tolerance	+20%, -80%
Transmission rate		See the Table 3.
Tolerance of adjacent channel leakage power and out-band leakage power		Adjacent channel leakage power (Mean power at antenna terminal) See the Table 4. Out-band leakage power (EIRP) Refer to the Radio Equipment Regulations.
Absolute gain of antenna		10 dBi or less
Angle of principle radiation from antenna		360 / (A/4) degrees or less A: The value of the EIRP divided by EIRP obtained when 250 mW mean power is supplied to antenna of absolute gain 0 dBi. If the "A" becomes lower than 4, use 4.
Limit of secondary radiated emissions		4 nW or less
Interference prevention function		Shall have the function of automatic transmission and reception of identification sign.
Carrier sensing function		Automatic cessation of radio wave when exceeding E (mV/m) $E = 100\sqrt{(1/G)} \times \sqrt{(0.16/(Pt \times 20/n))}$ (mV/m) E: Electric field strength Pt: Antenna power (W) G: Absolute gain (times) n: 20, 10 or 5 for 20 MHz, 10 MHz or 5 MHz

	system respectively
Transmission burst length	4 ms or less
Note	___

Note: The Technical Standards described here do not cover all of the regulated items.

Table 1: Assigned frequency

System bandwidth	Assigned frequency
20 MHz system	4920, 4940, 4960, 4980, 5040, 5060, 5080 MHz
10 MHz system	4915, 4920, 4925, 4935, 4940, 4945, 5035, 5040, 5045, 5055 MHz
5 MHz system	4912.5, 4917.5, 4922.5, 4927.5, 4932.5, 4937.5, 4942.5, 4947.5, 5032.5, 5037.5, 5042.5, 5047.5, 5052.5, 5057.5 MHz

Table 2: Tolerance of spurious emission intensity (EIRP)

System bandwidth	Tolerance of spurious emission intensity (EIRP)	
20 MHz system	1) Operation in the range of 4900 - 5000 MHz	
	Lower than 4870 MHz 4870 to 4880 MHz 5020 through 5270 MHz 5270 through 5342 MHz Over 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less 1.μW / MHz or less
	2) Operation in the range of 5030 - 5090 MHz	
	Lower than 4990 MHz 4990 to 5000 MHz 5120 through 5270 MHz 5270 through 5342 MHz Over 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less 1.0μW / MHz or less
10 MHz system	1) Operation in the range of 4900 - 4950 MHz	
	Lower than 4870 MHz 4870 to 4895 MHz 4965 through 5270 MHz 5270 through 5342 MHz Over 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less 1.0μW / MHz or less
	2) Operation in the range of 5030 - 5060 MHz	
	Lower than 4990 MHz 4990 to 5015 MHz 5075 through 5270 MHz 5270 through 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less

	Over 5342 MHz	1.0μW / MHz or less
5 MHz system	1) Operation in the range of 4900 - 4950 MHz	
	Lower than 4870 MHz 4870 to 4902.5 MHz 4957.5 through 5270 MHz 5270 through 5342 MHz Over 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less 1.0μW / MHz or less
	2) Operation in the range of 5030 - 5060 MHz	
	Lower than 4990 MHz 4990 to 5022.5 MHz 5067.5 through 5270 MHz 5270 through 5342 MHz Over 5342 MHz	2.0μW / MHz or less 2.5μW / MHz or less 2.5μW / MHz or less 0.2μW / MHz or less 1.0μW / MHz or less

Table 3: Transmission rate

System bandwidth	Transmission rate
20 MHz system	4920, 4940, 5040 MHz 5 Mbps or more 10 Mbps or more for radio equipment
	4960, 4980, 5060, 5080 MHz 10 Mbps or more 20 Mbps or more for radio equipment
10 MHz system	5 Mbps or more 10 Mbps or more for radio equipment
5 MHz system	2.5 Mbps or more 5 Mbps or more for radio equipment

Table 4: Tolerance of adjacent channel leakage power and out-band leakage power

System bandwidth	Tolerance of adjacent channel leakage power and out-band leakage power		
	fs (MHz)	Power at the condition of; detuning: fs bandwidth: ±0.45 fs	Power at the condition of; detuning: 2fs bandwidth: ± 0.45 fs
20 MHz system	20	0.5 mW or less	16μW or less
10 MHz system	10	0.25 mW or less	8μW or less
5 MHz system	5	0.125 mW or less	4μW or less

Copyright 2004 TELECOM ENGINEERING CENTER.

APPENDIX B WiFi Specification for ProST-WiFi

Note: WiFi Access Point is individually approved to TELEC STD-33/STD-66.

RADIO SPECIFICATIONS	
Frequency Band	2400-2500 MHz
Channel Bandwidth	20MHz
Automatic Channel Selection	Supported
Radio Technology	IEEE 802.11b, IEEE 802.11g, <Japanese Standard> ARIB STD-T66
Default Operational Frequency Band	2.412 to 2.472 GHz (Operating Channels : 13ch)
Output Power	Max transmit power for each working mode (i.e. 802.11 b / g) - burn in code; A power control mechanism will allow decreasing transmit power less then 10mW/MHz (as required by Japan)
Connector for external antenna	TNC type
Throughput Vs Sensitivity @ IEEE 802.11b	1 Mbps @ -90 dBm; 2 Mbps @ -88dBm; 5.5 Mbps @ -85 dBm; 11 Mbps @ -84 dBm
Throughput Vs Sensitivity @ IEEE 802.11g	6 Mbps @ -88 dBm; 9 Mbps @ -87dBm; 12 Mbps @ -84 dBm; 18 Mbps @ -82 dBm 24 Mbps @ -79 dBm; 36 Mbps @ -75dBm; 48 Mbps @ -68 dBm; 54 Mbps @ -68 dBm
WiFi clients per WiFi AP	Concurrent assigned users : 256; Active users: 32
Other:	WiFi "Radio-Off" capability

NETWORKING and SECURITY		
	Bridging Mode	Routing Mode
Dynamic MAC address learning : 255 Addresses	√	
Answering "To Me" packets: ARP, SNMP, TFTP, FTP, ICMP -tagged and untagged (Both, but not at the same time)	√	√
VLAN passthrough	√	√
VLAN tagging / untagging: 16 VLANs	√	√
Management VLAN	√	√
DHCP server		√
DHCP client	√	√
DHCP relay agent		√
PPPoE client		√
NAT		√
NAPT		√
DNS Relay		√
Firewall (SPI, DoS, Packet Filter)	√	√
IPSec pass through	√	√
PPTP and L2TP pass through (via NAT)		√
L2TP client		√
Quality of Service (based DiffServe/TOS bits)	√	√
Access Lists	√	√
Spanning tree Protocol	√	√
SNTP	√*(Supported with future S/W upgrade)*	√*(Supported with future S/W upgrade)*

SECURITY		
WEP: 64 / 128 bit	√	√
WPA TKIP	√	√
WPA 2 AES (802.11i)	√	√
802.1x (EAP-TLS, EAP-TTLS, PEAP-MSCHAPv2)	√	√
Protect user's privacy — deny radio communication between WiFi clients of the same WiFi AP	√	√

MANAGEMENT	
Remote Management and alarms	SNMP, WEB management and Syslog
Statistics	Connection and disconnection time for each WiFi client CPU and memory usage and load In/out packets on all interfaces
Local Management	Reset to factory default via WiMax remote management
Software Ugrade	Local or remote via TFTP, WEB and SNMP

VIRTUAL AP	
Number of SSIDs supported	16
Radius Authentication per SSID	√
Number of Radius authentication server IP addresses or hosts	3
Authentication	√
(Opensystem/TTLS/PEAP/WPA/WPA2) per SSID Encryption (WEP/TKIP/AES) & Encryption Keys per SSID	√
VLAN per SSID	Bridge Mode only
L2TP Tunnel per SSID	Router Mode only (*Subject to confirmation*)

APPENDIX C ProST-WiFi, WiFi Antenna Details

[*]

APPENDIX D SDR Enclosure Mounting

[*]

APPENDIX E Product Bill of Materials

[*]

APPENDIX F GPS Antenna

[*]

SANAV™

SPECIFICATIONS

Physical Construction:

Construction:

Polycarbonate radome enclosure (top & bottom base with rubber O-ring in-between) Center feeds TNC connector for antenna output.

Dimensions: 3.5" in diameter & 2.15" in height

Weight: 147 grams (without cable)

Standard Mounting: External flagpole type mast mount 1"-14 threaded mast.

Optional mounting: 1. Cabin roof-mount with stainless steel base & shaft.

2. Magnet Mount with strong Magnetic Base.

Cable & Connector:

- RF: 10 meters RG58 A/U. Cable connectors are hermetically molded plastics for waterproof and stain relief.
- Cable pulling strength: 12Kg for 5sec.
- Connector available: BNC (standard), other types (optional)

Antenna Element:

- Center frequency: 1575.42 MHz +/-1.023 MHz
- Polarization: R.H.C.P. (Right Handed Circular Polarization)
- Absolute Gain @ Zenith: +5 dBi typical.
- Gain @ 10° Elevation: -1 dBi typical.
- Axial Ratio: 3 dB max.
- Output VSWR: 1.5:1 max.
- Output Impedance: 50 Ω

Low Noise Amplifier:

- Center Frequency: 1575.42 MHz
- Power Gain: 30dB typical
- Bandwidth: 2 MHz min.
- Noise Figure: 1.5 max.
- Out Band Attenuation: 20 dB min. @ Fo +/-50 MHz.
- Supply Voltage: 3.3~5.5V DC
- Current Consumption: 28+/-3mA
- VSWR: 1.5 max.
- Output Impedance: 50 Ω

SAN JOSE NAVIGATION, INC

SANAV™

Overall Performance: (antenna element, LNA and cable)

- Center Frequency: 1575.42 MHz.
- Gain: 30dB typical
- Noise Figure: 2.0 max.
- Bandwidth: 2MHz min.
- Axial Ratio: 3 dB max.
- VSWR: 1.5 max.
- Output Impedance: 50 Ω

Environmental:

- Operating Temperature:
  -40°C~ +85°C.
- Storage Temperature: -45°C~ +90°C.
- Relative Humidity:
  95% non-condensing.
- Water Resistance: 100% waterproof.

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

APPENDIX 2
ASMAX 4.9GHZ
DELIVERY ACCEPTANCE TEST PROCESS

In case of changing or modifying the content of this Appendix, it must be done with the mutual consent of both parties ("ACL" and "YZN")

The information contained herein is the responsibility of and is approved by the following, to whom all enquiries should be directed in the first instance:

Amir Weiner
Yozan Project Manager
Airspan

This is an unpublished work the copyright in which vests in Airspan Communications Limited. All rights reserved.
The information contained herein is confidential and the property of Airspan Communications Limited and is supplied without liability for errors or omissions. No part may be reproduced, disclosed or used except as authorised by contract or other written permission. The copyright and the foregoing restriction on reproduction and use extend to all media in which the information may be embodied.

0.2 CONTENTS

Section

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INTRODUCTION

0.3 HISTORY

Change No.	Issue	Details of Change
	1	Original Master Version prepared in conjunction with Yozan in Japan June 2005
	1.1	Change from agreement to Purchase Agreement in the incoming batch flow chart.
	1.2	Adding test plan for SDR and CPE's
	1.3	Adding explanation to the test plan
	1.4	Adding annex A and additional tests

0.4 ISSUE CONTROL

Date	7th June 2005	11th June 2005	6th August 2005	9th August 2005	19th August 2005
Section					
All	1	1.1	1.2	1.3	1.4

0.5 GLOSSARY OF TERMS

ACL	Airspan Networks
YZN	Yozan

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

1 INTRODUCTION

This document defines the process to be used when Airspan deliver a manufactured batch of equipment to Yozan in Japan and Yozan test the batch in order to accept it prior to its use in the Yozan network.

1.1 OBJECTIVES

To define a simple process for the management of the acceptance of a batch of manufactured units of ASMAX.

1.2 SCOPE

The document covers the following stages of the delivery process:

- Manufacturing Inspection of the product for delivery prior to shipment to Japan.
- Quality Control inspection of the product for delivery to Japan.
- Incoming Inspection in Japan of batches on arrival.

1.3 AMENDMENTS TO DOCUMENT

This document will only be updated following agreement by Airspan and Yozan that a change to the Acceptance Procedure is required. The procedure for applying an update is defined as follows:

- Airspan or Yozan upon identifying a change that is necessary will inform the other party that a change is requested.
- If there is mutual agreement that a change is required then Airspan will make the proposed change to the document.
- The change will be reviewed by both parties. If approved then the document section that has changed shall be reissued as an addendum to the contract for supply of ASMAX.
- The addendum shall consist of the front page of this document, the updated table of contents and issue control pages followed by the section of the document that has been modified.
- The addendum shall be supplied to Airspan and Yozan for future reference.

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2 ACCEPTANCE PROCEDURE

2.1 INSPECTION PROCEDURE

Ensuring that product accepted for use by Yozan is of a consistent quality is a key requirement for Yozan. Yozan therefore intend to carry out a number of stages of inspection of product during and after manufacturing on each batch of ASMAX manufactured by Airspan. Figure 2-1, below, shows the types of inspections to be carried out on ASMAX batches to be shipped to Japan. The type of inspection varies depending on the batch. If the batch is a new release of hardware then YZN reserve the right to attend the manufacturing in Airspan and inspect the 100% batch testing process first hand. If the batch is a repeat batch of a release then YZN will carry out inspections in Japan of the manufacturing test report and also an independent inspection (utilising a third party) to verify the quality of the batch on delivery.

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

[*]

Figure 2-1 Inspection Process for Batch Delivery

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2.2 INCOMING BATCH ACCEPTANCE

When a batch arrived in Japan a sample from the batch is inspected by YZN or YZNs representative. The inspection process is intended to ensure that the units delivered to Japan are of suitable quality for acceptance by YZN. The process is described in Figure 2-2.

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

[*]

Figure 2-2 Inspection Process for Batch Delivery

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2.3 SEVERITY LEVEL OF FAILURES

There are two severity levels defined for the Incoming Inspection in Japan. These are minor and critical. Minor errors are deemed to be issues that could be readily rectified in Japan by Airspan. Critical errors are considered to be failures that may require the return of the manufactured equipment to Airspan for rectification.

2.4 BATCH REJECTION

In the event that there are a significant number of minor or critical errors Yozan wish to reject the total batch and request that Airspan rectify the problem. Prior to sending the batch back to Airspan for rectification Yozan will inform Airspan of the failure and request that Airspan propose a solution to rectify the problem in Japan. If Yozan agree with this proposal then Airspan will rectify the failure in Japan. If Yozan do not agree with this proposal then Yozan will return the batch to Airspan for rectification.

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

3 TEST CRITERIA

3.1 INTRODUCTION

This section describes the criteria to be used at each stage of product acceptance during the manufacture and delivery process to YZN in Japan (refer to Figure 2-1) the stages of inspection are:

- Manufacturing Inspection of the batch during production
- Quality Control Audit of the batch during production
- Incoming Inspection in Japan

The stages of the process are identified in Figure 2-1 Inspection Process for Batch Delivery.

3.2 MANUFACTURING INSPECTION BY AIRSPAN

During production of the units of ASMAX intended for Supply to YZN Airspan carry out 100% automatic test inspection of certain criteria for the product. YZN have requested (and Airspan will perform and deliver) that for each element manufactured the results of these 100% inspections are made available to them as a printed report and also in soft format. The items that shall be included in the report are identified in section 5. The results of these tests will either be examined by Yozan at the manufacturing facility (for the first batch of a release) or will be submitted with the shipment for inspection by YZN in Japan. When submitted to Yozan the report shall be submitted in both written and electronic format.

3.3 QUALITY CONTROL AUDIT OF THE BATCH BY AIRSPAN

The Quality Control Inspection of Manufacturing is the responsibility of Quality Department of ACL. During the manufacture of equipment the QC function take batch samples of product and carry out inspection tests on the production accordance with the procedure defined for this activity. This procedure is defined in figure 2-1. At the end of the production process the QC group also sample completed product and carry out tests to verify production quality. The results of these tests will either be examined by Yozan at the manufacturing facility (for the first batch of a release) or will be submitted with the shipment for inspection by YZN in Japan.

During the audit inspection in Airspan Yozan may request from time to time additional tests to be carried out. If these tests are feasible and can be carried out in the available timescale then Airspan will not unreasonably withhold agreement.

3.4 INCOMING INSPECTION IN JAPAN

On arrival in Japan equipment will be inspected by YZN or its designated representative as part of the ongoing process of ensuring product quality consistent with the needs of YZN. This

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process will involve carrying out a test on a sample of each batch delivered to Japan. The sample will be tested against the criteria defined in figure 2-2.

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4 FIELD TEST SCOPE

4.1 INTRODUCTION

Yozan will execute field tests using ASMAX products to verify the performance of the product in a filed environment. These tests will be executed using BSRs and SPRs installed in the Saitama area. The test timescale is defined in Appendix 4 of the agreement. The major areas of testing are defined below with simple definitions of the scope of the tests.

As tests are planned the simple definitions will be used to fully document the tests and the results. The Test Descriptions and Results will be made shared with Airspan.

During the planning of the tests additional tests may be defined. This appendix of test scopes will be amended to include the additional tests. If possible Yozan will inform Airspan 1 week in advance of any intended tests being run so that Airspan can try to ensure that the most appropriate resources are available to assist with executing the tests.

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5 MANUFACTURING INSPECTION BY AIRSPAN

5.1 SDR

Inspection Items	Technical Criteria	Allowance/Test explanation	Inspector
Assigned frequency or designed frequency	[*]	Comply with TELEC regulation	O
Maximum capacity mode	[*]	Comply with TELEC regulation	O
Power Consumption	Initial Boot Consumption: [*] Max' Power Consumption: [*]		O
Boot Up and Board Initialization	Pass	See annex A	O
CPU 1 Confidence Tests	Pass	See annex A	O
CPU 1 Memory Tests	Pass	See annex A	O
CPU 2 Confidence Tests	Pass	See annex A	O
CPU 2 Memory Tests	Pass	See annex A	O
PicoChip 0 to 3 Tests	Pass	See annex A	O
Ethernet Test	Pass	See annex A	O
Optical Interface Test	Pass	See annex A	O
Burn Application Code to Flash	Pass	See annex A	O
GPS test	Pass	See annex A	
Rubber selling	Pass	IP-66	
Outlook	No damage		O
Quantity	As defined		O
Packing check	No damage		O
Accessories check	As defined		O

5.2 SCRT

Inspection Items	Technical Criteria	Allowance/Test explanation	Inspector
Power consumption	[*]	See annex A	O
Boot Up and Board Initialization	Pass	See annex A	O

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Optical Interface Test	Pass	See annex A	O
Transmit Power Characterization	Pass	See annex A	O
Transmit EVM	[*]Bm for [*] QAM3/4	See annex A	O
Transmit Spectrum due to Modulation	IEEE 802.16d Standard Section 8.5.1	See annex A	O
Adjacent Channel Power Radio	[*]Bc	See annex A	O
Transmit Spurious Emissions	[*]Bc	See annex A	O
Receive Gain Characterization	Pass	See annex A	
Rx SNR	SNR> [*]dB for [*]QAM3/4	See annex A	
Rubber selling	Pass	IP-66	

Note: SDR/SCRT enclosure was pre inspected according to ip-66 and was found approval by the standard

5.3 PROST

Inspection Items	Technical Criteria	Allowance/Test explanation	Inspector
Assigned frequency or Designed frequency	[*]	Comply with TELEC regulation	O
RF output power	[*]dB (+1dB/-3dB)	Comply with TELEC regulation	O
Maximum Power consumption With WiFi	[*]W		O
Maximum Power consumption Without WiFi	[*]W		O
Flash memory	Write-Read		O
PHY (Ethernet) Test	Ping test		O
Temperature sensor indicator	Reading from the sensor		O
TX Calibration	Pass		O
RX Calibration	Pass		O
SNR	TBD		O
Dimensions	As defined		O
Yozan Logo Mark	As defined	Need to be provided by YZN	O
Outlook	No damage		O
Quantity	As defined		O
Packing check	No damage		O
Accessories check	As defined		O

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE AND TEST PROCESS

5.4 EASYST

Inspection Items	Technical Criteria	Allowance/Test explanation	Inspector
Assigned frequency or Designed frequency	[*]	Comply with TELEC regulation	O
RF output power	[*]dB(+1dB/-3dB)	Comply with TELEC regulation	O
Maximum Power consumption	[*]W		O
Flash memory	Write - Read		O
Push Button Test	Functional		O
PHY (Ethernet) Test	Ping test		O
Temperature sensor indicator	Reading from the sensor		O
TX Calibration	Pass		O
RX Calibration	Pass		O
SNR	TBD		O
Dimensions	As defined		O
Yozan Logo Mark	As defined	Need to be provided by YZN	O
Indicator of operation	LED		O
Outlook	No damage		O
Quantity	As defined		O
Packing check	No damage		O
Accessories check	As defined		O

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6 S/W INSPECTION BY AIRSPAN

6.1 VLAN

These tests will be hand carry by System Proving for both SDR/ProST/EastST during the final phase of the S/W tests in Airspan R&D labs.

Airspan will present test results for the VLAN tests.

6.2 MAX SIZE OF LAN TABLE

These tests will be hand carry by System Proving for both ProST/EasyST during the final phase of the S/W tests in Airspan R&D labs.

Airspan will present test results for the Max size of LAN table tests.

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

7 INCOMING INSPECTION IN JAPAN

Functionality / Cosmetic	Item	Unit	Standards	Comments	Acceptance
Functionality	Frequency	SDR/EasyST, ProST	[*]	Within the standards	y
Functionality	Transmission Output	SDR	[*]dBm		y
		ProST	[*]dB (+ [*]dB/[*]dB) + [*]**d**Bi (antenna panel) = [*]dBm		y
		EasyST	[*]dB (+[*]dB/[*]B) + [*]Bi (antenna [*]degree) = [*]Bm		y
Functionality	Maximum Power consumption	SDR (plus 2 SCRT)	[*]Watts	On transmit/receive and standby	y
		ProST	[*]Watts typical	On transmit/receive and standby	y
		ProST-WiFi	TBD	On transmit/receive and standby	y
		EasyST	[*]Watts in average	On transmit/receive and standby	y
		EasyST (with WiFi)	[*]Watts in average	On transmit/receive and standby	y
Functionality	Power Supply	Base Station SDR	[*]V to [*]V AC ([*]MHz) Single Phase	Performance shall be guaranteed within the scope of the standards	y
		Base Station SCRT	Powered from Base Station SDR	Performance shall be guaranteed within the scope of the standards	y
		EasyST	Powered from EasyST PSU (nominal [*]V DC)	Performance shall be guaranteed within the scope of the standards	y

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		EasyST PSU	[*]V to [*]V AC ([*]Hz) Powered from [*]VDC	Performance shall be guaranteed within the scope of the standards	y

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INCOMING INSPECTION IN JAPAN

		ProST Outdoor unit (SPR)	Powered from ProST SDA (nominal [*]V DC)	Performance shall be guaranteed within the scope of the standards	y
		ProST SDA-1	[*]V to [*]V AC ([*]Hz) Powered from [*]VDC	Performance shall be guaranteed within the scope of the standards	y
		ProST WiFi	Powered from ProST-WiFi PSU (nominal [*]V DC)	Performance shall be guaranteed within the scope of the standards	y
		ProST WiFi PSU	[*]V to [*]V AC ([*]Hz) Single Phase	Performance shall be guaranteed within the scope of the standards	y
Cosmetic	Weights	Base Station SDR Enclosure	[*]Kg Max[1]	As Defined by Airspan	
		Base Station SCRT	[*]Kg Max[1]	As Defined by Airspan	
		EasyST (with integral antenna)	[*]Kg	As Defined by Airspan	
		ProST SPR	[*]Kg	As Defined by Airspan	
		ProST - WiFi SPR	[*]Kg	As Defined by Airspan	
Cosmetic	Size (h-w-d)	SDR	[*] x [*] x [*] mm	As Defined by Airspan	
		SCRT	[*] x [*] x [*] mm	As Defined by Airspan	
		EasyST Basic (with 4x90deg)	[*] x [*] x [*] mm	As Defined by Airspan	
		Standard EasyST Base	[*] x [*] x [*] mm	As Defined by Airspan	
		ProST	[*] x [*] x [*] mm	As Defined by Airspan	
		ProST SDA-1	[*] x [*] x [*] mm	As Defined by Airspan	
		ProST WiFi	[*] x [*] x [*] mm	As Defined by Airspan	

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		ProST - WiFi PSU enclosure	[*] x [*] x [*] mm	As Defined by Airspan	
Functionality	Performance Guarantee Temperature	SDR	[*] C° to +[*] C°	Performance will be in accordance with the Technical Specification	y

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

		SCRT	[*] C° to +[*] C°	Performance will be in accordance with the Technical Specification	y
	Note: The performance guarantee temperature will be tested on sampled units only according to AQL	ProST	[*] C° to +[*] C°	Performance will be in accordance with the Technical Specification	y
		EasyST	[*] C° to +[*] C°	Performance will be in accordance with the Technical Specification	y
Functionality	Humidity	SDR	[*]% @ [*]°C (non condensing)	Performance will be in accordance with the Technical Specification	y
		SCRT	[*]% @ [*]°C (non condensing)	Performance will be in accordance with the Technical Specification	y
		ProST	[*]% @ [*]°C (non condensing)	Performance will be in accordance with the Technical Specification	y
		EasyST	[*]% @ [*]°C (non condensing)	Performance will be in accordance with the Technical Specification	y
Cosmetic	Exterior	SDR/ST	Undamaged		
Cosmetic	Quantity	SDR/ST	Same as order quantity	Satisfy the standards	
Cosmetic	Package	SDR/ST	Undamaged	Satisfy the standards Refer to appendix 4 section 2.11	

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Cosmetic	Package Contents	SDR/ST	Main unit, AC adapter shall be packed	Satisfy the standards	
	Acceptance		Quality Inspection carried out in Japan on arrival of shipment	YZN	

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8 ANNEX A

SCRT

Power Consumption
The card will be powered up for the first time and the current monitored. The aim is to record the current level at the various stages of the boot process and also provide a measure of power consumption under normal conditions.
Limits: [*]W

Boot Up and Board Initialisation
The UUT will be connected to a PC and the book process monitored to make sure that the card boots correctly and no errors occur.

Optical Interface Test
The optical Interface will be connected to a 'gold' SDR card set into a special test mode. Data will then be transmitted from the SCRT and checked for a valid response back from the 'gold' SDR card.

Transmit Power Characterisation
The transmit power control will be swept across its full range at a number of frequencies and monitored using a spectrum analyzer. The test will check that the transmit chain on the card is adjusting power levels correctly and setting the desired output frequency accurately.

Transmit EVM
The UT will be set to maximum rated power at a number of frequencies and analyzed using a Vector Single Analyser. The analyzer will give a measure of modulation quality, centre frequency accuracy.
Limit: <-[*] QAM¾

Transmit Spectrum due to Modulation
The UUT will be set to maximum rated power at the centre of the frequency band. The Modulation spectrum will be checked against an ETSI and IEEE mask to ensure that there is no in band spurii or spectral regrowth.
Limit: Mask defined in IEEE 802.16d Standard Section 8.5.1

[*]

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APPENDIX 2 - ASMAX DELIVERY ACCEPTANCE TEST PROCESS

Adjacent Channel Power Ratio

The UUT will be set to maximum rated power at a number of frequencies in the band. The adjacent channel power ratio will be measured to determine emissions.

Limit: [*]

[*]

Transmit Spurious Emissions

The UUT will be set to maximum rated power at the centre of the frequency band. The signal analyzer will then measure spurious and harmonics at a number of frequencies up to fifth harmonic (~25GHz for Yozan)

Limit: [*]

Receive Gain Characterisation

A signal generator will be fed into the UUT RF port, the receiver will then be programmed to the same receive frequency and signal level adjusted until the reported Rx level is within a certain range. The Rx gain will then be adjusted in the process repeated. The test is looking to ensure that the Rx chain is working correctly and there is the expected amount of Rx gain.

Rx SNR

The UUT will be fed an RF signal at a number of frequencies and the Signal to Noise Ratio monitored to ensure that there is a good quality Rx signal being fed into the demodulator.

Limit: [*]

SDR

Power Consumption

The card will be powered up for the first time and the current monitored. The aim is to record the current level at the various stages of the boot process and also provide a measure of power consumption under normal conditions

Initial Boot Consumption: [*]

Maximum Power Consumption [*]

Boot Up and Board Initialisation

The card will be connected to a PC and the boot process monitored to make sure that the card boots correctly and no errors are reported. Typical things that can be checked in the boot banner will be that all peripherals are identified correctly, such as the hifn, DDR, NAND Flash devices etc.

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ANNEX A

CPU 1 Confidence Tests
CPU1 will be tested to ensure that its major functions are all working such as GPIO, UARTs, PCI Bus and Memory Interface.

CPU 1 Memory Tests
The DDR RAM Associated with CPU 1 will be thoroughly tested to ensure that the address and data busses are connected correctly, the memory will then be subjected to a high speed read/write test.

CPU 2 Confidence Tests

CPU2 will be tested to ensure that its major functions are all working such as GPIO, UARTs, PCI Bus and Memory interface

CPU 2 Memory Tests

The DRM RAM Associated with CPU 2 will be thoroughly tested to ensure that the address and data busses are connected correctly. The memory will then be subjected to a high speed read/write test.

PicoChip 0 to 3 Tests

The PicoChips will be interrogated via the CPU interface to make sure they are connected. Each picochip will then be loaded with a test image and cycled through a series of tests (such as General Purpose Registers (GPR), Inter Pico Interface (IPI), SDRAM controller).

Ethernet Test

The Ethernet interfaces will be set to transmit test patterns which will be lopped back and checked for validity.

Optical Interface Test

The optical interfaces will connected in turn to a 'gold' SDR card set into a special test mode, Data will then be transmitted from the SDR under test and checked for a valid response back from the 'gold' SDR card.

Burn Application Code to Flash

The application code will be transferred onto the unit over an ethernet interface and burned into Flash memory. The unit will then be power cycled and checked to ensure it boots correctly.

GPS

The test we would perform would be as follows:

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We would use a GPS signal generator (such as a [*]) to generate a known GPS signal into the unit. We can then interrogate the internal GPS module on the SDR to check that it has lock with the input signal. The GPS Out signal which comes from the SDR would then be tested to make sure that is locked to the input signal. The input signal would then be varied in level to determine the sensitivity of the GPS input. The final test would turned off the input signal to make sure the GPS OUT signal free runs.

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Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

Appendix 3 - ASMAX WARRANT CRITERIA

ASMAX
APPENDIX 3
WARRANT CRITERIA

In case of changing or modifying the content of this Appendix, it must be done with the mutual consent of both parties ("ACL" and "YZN")

The information contained herein is the responsibility of and is approved by the following, to whom all enquiries should be directed in the first instance:

Amir Weiner
Yozan Project Manager
Airspan

This is an unpublished work the copyright in which vests in Airspan Networks Limited. All rights reserved.
The information contained herein is confidential and the property of Airspan Networks Limited and is supplied without liability for errors or omissions. No part may be reproduced, disclosed or used except as authorized by contract or other written permission. The copyright and the foregoing restriction on reproduction and use extend to all media in which the information may be embodied.

0.2 CONTENTS

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0.3 HISTORY

Change No.	Issue	Details of Change
	1.1	Original Master Version prepared in conjunction with Yozan in Japan June 2005
	1.2	Change of parameters
	1.3	Adding index and tables and additional test warrant

0.4 ISSUE CONTROL

Date	7th June 2005	11th June 2005	19th August 2005
Section			
All	1.1	1.2	1.3

0.5 GLOSSARY OF TERMS

ACL	Airspan Networks
YZN	Yozan

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Appendix 3 - ASMAX WARRANT CRITERIA

1. WARRANTY TABLE

1.1 GENERAL

Item	Standards	Tolerance Level	Reference
Frequency	[*]	Within the standards	Appendix 2 section 6
Transmission Output	SDR	Within the standards	Appendix 2 section 6
	ProST		
	EasyST		
Power Supply	[*]	Performance shall be guaranteed within the scope of standards	Appendix 2 section 6
Maximum Power consumption		Within the standards	Appendix 2 section 6
Insulation Resistance	Conform to Electric Appliance and Material Control Law	Satisfy the standards	
Dielectric Strength	Conform to Electric Appliance and Material Control Law	Satisfy the standards	
Size	SDR	[*]	Appendix 2 section 6
	SCRT	[*]	
	EasyST Basic (with 4x90deg)	[*]	
	Standard EasyST Base	[*]	
	ProST	[*]	
	ProST SDA-1	[*]	
	ProST WIFI	[*]	
	ProST-WIFI PSU enclosure	[*]	
Weight	Base Station SDR Enclosure	[*]Kg Max	Appendix 2 section 6
	Base Station SCRT	[*]Kg Max	
	EasyST (with integral antenna)	[*]Kg	
	ProST SPR	[*]Kg	
	ProST - WIFI SPR	[*]Kg	
Performance Guarantee Temperature	SDR	[*] C° to [*] C°	Appendix 2 section 6
	SCRT	[*] C° to [*] C°	

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Appendix 3 - ASMAX WARRANT CRITERIA

	ProST	[*] C° to [*] C°	
	Easy ST	[*] C° to [*] C°	
Humidity	[*]% @ [*] C° (non-condensing)		Appendix 2 section 6
Push Button	Functional		Appendix 2 section 5.4
Max size of LAN lables of MicroMAX	[*]		
Max sizes of LAN tables of EasyST & ProST	[*]		
MicroMAX SDR support up to Max	[*] VLAN		
Logo	Long lasting finishing	Satisfy the standards	Appendix 2 section 6
Exterior	Undamaged	Satisfy the standards	Appendix 2 section 6
Operation	Allow normal communication with the SDR by the connected PC	Satisfy the standards	
Software	Conform with the technical specification for SpeedNet		
Package	SDR/ST	Undamaged	Satisfy the standards Refer to appendix 4 section 2.11

End of Appendix

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ASMAX
APPENDIX 4
HANDLING PROCEDURE

In case of changing or modifying the content of this Appendix, it must be done with the mutual consent of both parties ("ACL" and "YZN").

The information contained herein is the responsibility of and is approved by the following, to whom all enquiries should be directed in the first instance:

Amir Weiner
Yozan Project Manager
Airspan

This is an unpublished work the copyright in which vests in Airspan Networks Limited. All rights reserved.
The information contained herein is confidential and the property of Airspan Communications Limited and is supplied without liability for errors or omissions. No part may be reproduced, disclosed or used except as authorised by contract or other written permission. The copyright and the foregoing restriction on reproduction and use extend to all media in which the information may be embodied.

0.2 CONTENTS

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0.3 HISTORY

Change No.	Issue	Details Of Change
	1.1	Original Master Version prepared in conjunction with Yozan in Japan June 2005
	1.2	Change of box size
	1.3	Adding index and tables & change size of boxes.

0.4 ISSUE CONTROL

Date	7th June 2005	11th June 2005	19th August 2005
Section			
All	1.1	1.2	1.3

0.5 GLOSSARY OF TERMS

ACL	Airspan Networks
YZN	Yozan

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1 HANDLING OF RECEIVED GOODS.

1.1 GENERAL

In the interests of Yozan and its customers it is essential to ensure that the equipment received from Airspan is not damaged in anyway during inspection testing, assembly of external equipment or handling prior to release to customers. This Appendix gives guidance on the controls to be exercised on all such items.

Due to CIP Tokyo delivery conditions in the contract between "YZN" and "ACL", Airspan hold responsibility for the equipment till equipment arrive to Tokyo. Once equipment landed in Narita Airport, the goods become Yozan equipment and by that Yozan will be responsible to any damage (if occurred) while transit in land. If any damage occurred while equipment was transit from ACL to the Airport, Yozan must notified Airspan when Yozan take ownership in the Airport and before any inspection is taking place.

1.2 SCOPE

This document applies to all equipment supplied to Yozan. The instructions apply to Yozan, its external street equipment assemblers, external street equipment installers, incoming goods inspectors and either for assembly by third parties manufacturing the street mounted SDR or to subscriber premise equipment. The personnel handling the equipment supplied by Airspan should be suitably qualified and authorized by Yozan.

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2 CONTROL OF DELIVERED EQUIPMENT

2.1 RECEIVING INSPECTION

All items should be admitted to the relevant site via 'Goods-In'. They should be inspected on arrival at site to ensure freedom from damage during transit, and to ensure that the item meets all the specified requirements. Packaging should be preserved and stored safely for use whenever an item is unpacked prior to delivery to the ultimate customer.

2.2 STORAGE REQUIREMENTS

The received goods should be stored in accordance with ETSI regulation ETS 300 019-1-1 for Class 1.2 materials.

2.3 DAMAGE

When an item is damaged during use by Yozan or its assigned third parties details shall be notified immediately to the Yozan Commercial team so that the impact on the contract can be determined and appropriate action can be taken to order replacement equipment.

2.4 PRESERVATION

Items should be protected at all times during their use by Yozan or any Third Party against physical damage. When relevant the equipment should be covered with protective materials to ensure that exterior surfaces are not scratched or marked.

Equipment should not under any circumstances be dismantled or tampered with in any way. If it is necessary to dismantle equipment (such as removal of a protective cover on a SDR board) then prior permission must be sought from Airspan and a procedure defined for the process. Airspan will not normally give such permission.

2.5 ELECTROSTATIC PROTECTION

The SDR is housed in a metal casing. As such it is essential to ensure that during handling precautions are taken to ensure no electrostatic discharge could damage the equipment. Handlers should therefore work with electrostatic protection consistent with handling electrostatically sensitive devices.

2.6 SAFETY

If the item is mains operated and is to be used by Yozan or its assigned third parties then at the end of use it may be necessary to carry out a safety check prior to delivery. This will depend on the amount of use and whether the item was 'opened' during use.

2.7 EXTENDED USE

Extended use of items, prior to delivery, is not recommended, as it could affect the reliability or life of the item. If there are extenuating circumstances that require extensive use then Airspan's agreement may need to be obtained prior to use.

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2.8 COMPLETION OF USE

The items should be inspected after the period of use has been completed to ensure freedom from damage. The item will need to be cleaned, where appropriate. Wherever possible the item will then be repackaged in the original packing ready for delivery.

2.9 RECORDS

Records should be maintained of all checks, use and damage of items, prior to installation on the basis of serial number. This may be required in order to determine the route cause of a problem identified at a later stage during the normal operation of a unit.

2.10 INSTALLATION OF EQUIPMENT AT SUBSCRIBER PREMISES

The installation and commissioning of the indoor STs, s and Outdoor ST should be carried out in accordance with the instructions contained in the Installation and Commissioning Specifications for ASMAX supplied with the product.
When unpacking equipment at subscriber premises the equipment should be unpacked in dry area. Installation of External STs whilst it is raining should be avoided.

SDRs should only be installed in locations where there is specific protection from Lightening using lightening cones.

2.11 PACKING INFORMATION PER CARTON

PROST / PROST - WIFI

Dimension	105X74X80 cm
Weight of units	~86 Kg
Quantity	30 units

EASYST

Dimension	105X74X80 cm
Weight of units	~86 Kg
Quantity	80 units

SDR

Dimension	110X90X105 cm
Weight of units	~180 Kg
Quantity	6 units

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Appendix 4 -ASMAX HANDLING PROCEDURE

SCRT

Dimension	110X90X105 cm
Weight of units	~135 Kg
Quantity	12 units

End of Appendix